SANDLER O'NEILL + PARTNERS

West Coast Financial Services Conference

March 7 - 9, 2011

PROVIDENT

Provident Financial Holdings, Inc.

www.myprovident.com

Provident Financial Holdings, Inc.

Safe-Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements." These statements relate to the Company's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; results of examinations of us by the Office of Thrift Supervision or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; our ability to attract and retain deposits; further increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2010.

PROV Overview & Locations

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- Expanding customer base and market
- Strong mortgage operations
- Largest independent community bank headquartered in Riverside County, California
- Seventh largest deposit market share in the Riverside-San Bernardino RMA; second largest of community banks

Provident Bank

Full Service Offices:

Blythe
Canyon Crest, Riverside
Corona
Corporate Office, Riverside
Downtown, Riverside
Hemet
La Sierra, Riverside
Moreno Valley - Heacock St.
Moreno Valley - Iris Plaza
Orangecrest, Riverside
Rancho Mirage
Redlands
Sun City
Temecula

Provident Bank Mortgage

Wholesale Offices:

Pleasanton
Rancho Cucamonga

Retail Offices:

City of Industry
Escondido
Glendora
Rancho Cucamonga
Riverside, Indiana Avenue
Riverside, Market Street
Riverside, Riverside Avenue

Quarterly Net Income



(In Millions)
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
Solid Results
$(5.0)
$2.6
$0.4
$3.2
$4.5
$4.3
Strong results dictated by improving asset quality and mortgage banking opportunities.
09/09
12/09
03/10
06/10
09/10
12/10
(Quarter Ended)

Pre-Tax Income - Operating Segments



(In Millions)
Pre-tax income is evenly split between Community Banking and Mortgage Banking over this time horizon.
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
$0
$(5.0)
$2.4
$2.0
$2.5
$(1.9)
$0.9
$4.6
$4.6
$3.5
$4.1
$3.3
09/09
12/09
03/10
06/10
09/10
12/10
(Quarter Ended)
Community Banking
Mortgage Banking

Return on Average Assets and Equity

Return on Average Assets



1.50%
1.00%
0.50%
0.00%
-0.50%
-1.00%
-1.50%
-1.28%
0.70%
0.10%
0.92%
1.29%
1.24%
09/09
12/09
03/10
06/10
09/10
12/10
(Quarter Ended)

Return on Average Equity



20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
-17.68%
9.00%
1.20%
10.16%
13.93%
12.62%
09/09
12/09
03/10
06/10
09/10
12/10
(Quarter Ended)

Provident Financial Holdings, Inc.

Asset Quality

Non-Performing Assets ("NPA"), NPA to Total Assets Ratio and Allowance for Loan Losses to Loans Held for Investment Ratio ("ALLL to LHI")


37% Improvement
(In Thousands)
(Percentage)
$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%

	09/09	12/09	03/10	06/10	09/10	12/10
Non-Performing Assets	$98,222	$100,704	$91,394	$73,450	$72,722	$63,505
NPA to Total Assets	6.64%	7.12%	6.50%	5.25%	5.23%	4.68%
ALLL to LHI	4.97%	4.92%	4.69%	4.14%	3.88%	3.81%

Provident Financial Holdings, Inc.

Provident Bank Mortgage Loan Originations


(In Millions)
Mortgage banking volume is holding up well and significantly higher than calendar 2009 levels.
26% Increase in Saleable Loan Volume
$700
$600
$500
$400
$300
$200
$100
$0
$492
$0
$465
$0
$359
$0
$485
$1
$649
$0
$621
$0
09/09
12/09
03/10
06/10
09/10
12/10
(Quarter Ended)
Saleable
Portfolio

PROVIDENT
Provident Financial Holdings, Inc.

Provident Bank Mortgage Locked Pipeline


Locked Pipeline - Available for Sale
(In Thousands)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$(0)

	09/09	12/09	03/10	06/10	09/10	12/10
Gross Locked Pipeline	$206,321	$114,464	$177,101	$235,356	$265,884	$133,041
Net Locked Pipeline (1)	$131,149	$76,755	$123,449	$146,379	$169,614	$91,956

(Quarter Ended)

Locked pipeline funded out in the last quarter. Pipeline will build entering the customary spring buying season if rates remain attractive.

(1) Net of management's estimate of commitments to extend credit which may not fund.

Loan Sale Margin

Loan sale margin has held up quite well because of fewer competitors and limited access to warehouse lines.



1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.59%
0.82%
1.27%
1.55%
0.36%
0.65%
0.89%
1.30%
1.42%
1.50%
1.72%
1.75%
09/09
12/09
03/10
06/10
09/10
12/10
(Quarter Ended)
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision

Provident Financial Holdings, Inc.

Value Proposition

Stock Price to Tangible Book Value Multiple



2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x
Trading at a significant discount to Tangible Book Value but the market is beginning to take notice.

	Mar 2009	Jun 2009	Sep 2009	Dec 2009	Mar 2010	Jun 2010	Sep 2010	Dec 2010
Price/TBV	0.28x	0.30x	0.46x	0.25x	0.32x	0.43x	0.50x	0.60x